SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K
Current Report Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): July 31, 2005
Youbet.com, Inc.
(Exact name of registrant as specified in its charter)

Delaware	0-26015	95-4627253

(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

5901 De Soto Avenue, Woodland Hills, California		91367

(Address of principal executive offices)		(Zip Code)
(818) 668-2100
(Registrant’s telephone number, including area code)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01	Entry into a Material Definitive Agreement.
The disclosure required by this item regarding amendments to certain employment agreements is provided under Item 5.02 below and is incorporated herein by this reference.

Item 2.02.	Results of Operations and Financial Condition.
On August 4, 2005, Youbet.com, Inc. announced its financial results for the second quarter ended June 30, 2005. A copy of this press release is attached hereto as Exhibit 99.1.
The second quarter earnings press release contains disclosure of earnings before interest, taxes, depreciation and amortization (EBITDA), which is not a measure of performance calculated in accordance with accounting principles generally accepted in the United States (GAAP). The financial tables attached to the press release contain a tabular reconciliation of EBITDA to Net Income, the GAAP financial measure most directly comparable to EBITDA. Disclosure regarding management’s uses for EBITDA appears in the footnotes below the tabular reconciliation.
The information required to be furnished pursuant to Item 2.02 and Exhibit 99.1 of this report shall not be deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934 (the “Exchange Act”) or otherwise subject to the liability of that section, except if Youbet.com, Inc. specifically incorporates it by reference into a filing under the Securities Act of 1933 or the Exchange Act.

Item 5.02.	Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers.
On August 1, 2005, Gary Sproule was appointed Chief Financial Officer of Youbet, replacing Charles Bearchell, who left the company effective July 31, 2005. In addition, Charles Champion, Youbet’s President and Chief Executive Officer, assumed the responsibilities of Chief Operating Officer, the position held by Mr. Sproule prior to August 1, 2005. Youbet issued a press release announcing Mr. Sproule’s appointment and Mr. Bearchell’s departure on August 1, 2005, and a copy of this press release is attached hereto as Exhibit 99.2 and is incorporated herein by this reference.
In connection with the appointment of Mr. Sproule as Chief Financial Officer, his employment agreement was amended to reflect his new role. Similarly, Mr. Champion’s employment agreement was amended to reflect his new responsibilities.

Item 9.01.	Financial Statements and Exhibits.
(a)	Not Applicable.

(b)	Not Applicable.

(c)	Exhibits:
99.1	Youbet.com, Inc. Earnings Press Release dated August 4, 2005 (furnished pursuant to Item 2.02 of Form 8-K).

99.2	Press Release dated August 1, 2005.

SIGNATURE
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

YOUBET.COM, INC.
Date: August 4, 2005	By:	/s/ Charles Champion
Charles Champion
President and Chief Executive Officer